EXHIBIT 99.1

European Wax Center, Inc. Provides Update Ahead of Presentation at ICR Conference

Ends fiscal 2021 with 853 centers and deepest pipeline ever

Plano, TX, January 10, 2022 - Today, European Wax Center, Inc. (NASDAQ: EWCZ), a leading personal care franchise brand offering expert wax services, provided an update ahead of its virtual presentation at the 24th Annual ICR Conference, today, Monday, January 10, 2022 at 2:30 p.m. Eastern Time.

David Berg, Chief Executive Officer of European Wax Center, Inc., stated: "I am extremely proud of our development team for delivering 57 net new centers in fiscal 2021, nearly all of which were opened by existing franchisees. We believe this reflects our strong relationship with the network and their steadfast commitment to our future growth. We executed significant multi-unit commitments and ended the year with our deepest pipeline ever of more than 330 locations.

Within our centers, we continued to delight our guests with excellent service in a trusting environment, leading to considerable growth in new guests versus 2019. We continue to monitor the impact of COVID and its variants, and we expect fiscal 2022 financial performance at least in line with our long-term growth targets. Most importantly, we remain focused on the significant opportunity ahead to leverage our leadership position in out-of-home waxing and our asset-light business model to fuel value creation for all European Wax Center stakeholders.”

The Company is scheduled to present virtually at the ICR Conference on Monday, January 10, 2022, at 2:30 p.m. EST. The presentation will be broadcast over the internet and can be accessed at the Company’s investor relations website, investors.waxcenter.com. The presentation is expected to conclude by 2:55 p.m. EST. A replay of the broadcast will remain on the Company’s investor relations website for one year.

The Company is introducing select guidance for fiscal 2022 to allow it to speak to its outlook during the presentation scheduled at the ICR Conference today. Investors should not expect the Company to provide updates to guidance ahead of regularly scheduled quarterly earnings dates in the future. The Company notes that its fiscal 2021 financial results are subject to quarter and year-end closing procedures, including a financial statement audit. The Company expects to publish its financial results for the fiscal year ended December 25, 2021 in March 2022.

About European Wax Center, Inc.

European Wax Center, Inc. is a leading personal care franchise brand founded in 2004. The Company offers expert wax services from certified Wax Specialists, ensuring that every guest who walks through the door leaves feeling confident—in European Wax Center, Inc. and themselves. The Company provides guests with a first class, professional waxing experience by the most highly trained estheticians in the industry, within the privacy of clean, individual waxing suites. They're so confident everyone will love the experience, European Wax Center, Inc. offers a free complimentary wax to each new guest. The Company continues to revolutionize the waxing category with its innovative, signature Comfort Wax™. This proprietary blend is formulated with the highest quality ingredients to leave skin feeling smooth and make waxing an efficient and relatively painless experience. To help enhance and extend waxing services after leaving the center, European Wax Center, Inc. offers a complete collection of proprietary products in the skincare, body, and brow categories. European Wax Center, Inc. is a leading wax specialty personal care brand in the United States and, as of December 25, 2021, its network includes 853 centers nationwide.

Forward-Looking Statements

This press release includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include but are not limited to European Wax Center, Inc.'s strategy, outlook and growth prospects, and its operational and financial outlook for fiscal 2021 and fiscal 2022 and long-term targets. Words including "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," “project,” "seek," "should," “will,” or “would,” or, in each case, the negative thereof or other variations thereon or comparable terminology are intended to identify

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forward-looking statements. In addition, any statements or information that refer to expectations, beliefs, plans, projections, objectives, performance or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking.

These forward-looking statements are based on management's current expectations and beliefs. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to: potential future impacts of the COVID-19 pandemic, including from variants thereof; the operational and financial results of its franchisees; the ability of its franchisees to enter new markets, select appropriate sites for new centers or open new centers; the effectiveness of the Company’s marketing and advertising programs and the active participation of franchisees in enhancing the value of its brand; the failure of its franchisees to participate in and comply with its agreements, business model and policies; the Company’s and its franchisees’ ability to attract and retain guests; the effect of social media on the Company’s reputation; the Company’s ability to compete with other industry participants and respond to market trends and changes in consumer preferences; the effect of the Company’s planned growth on its managements, employees, information systems and internal controls; a significant failure, interruptions or security breach of the Company’s computer systems or information technology; the Company and its franchisees’ ability to attract, train, and retain talented wax specialists and managers; changes in the availability or cost of labor; the Company’s ability to retain its franchisees and to maintain the quality of existing franchisees; failure of the Company’s franchisees to implement business development plans; the ability of the Company’s limited key suppliers, including international suppliers, and distribution centers to deliver its products; changes in supply costs and decreases in the Company’s product sourcing revenue; the Company’s ability to adequately protect its intellectual property; the impact of paying some of the Company’s pre-IPO owners for certain tax benefits it may claim; changes in general economic and business conditions; the Company’s and its franchisees’ ability to comply with existing and future health, employment and other governmental regulations; complaints or litigation that may adversely affect the Company’s business and reputation; the seasonality of the Company’s business resulting in fluctuations in its results of operations; the impact of global crises, such as the COVID-19 pandemic, the Company’s operations and financial performance; the Company’s access to sources of liquidity and capital to finance its continued operations and growth strategy and the other important factors discussed under the caption “Risk Factors” in the Company’s Registration Statement filed on Form S-1 filed with the Securities and Exchange Commission (the “SEC”), as such factors may be updated from time to time in its other filings with the SEC, accessible on the SEC’s website at www.sec.gov and Investors Relations section of the Company’s website at www.waxcenter.com.

These and other important factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any forward-looking statement that the Company makes in this press release speaks only as of the date of such statement. Except as required by law, the Company does not have any obligation to update or revise, or to publicly announce any update or revision to, any of the forward-looking statements, whether as a result of new information, future events or otherwise.

Contacts

Investors:

ICR, Inc.

Allison Malkin/Annie Erner/Nina Weiss

IR@myewc.com

203-682-8225

European Wax Center, Inc.

Amir Yeganehjoo

Amir.Yeganehjoo@myewc.com

469-217-7486

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Bethany Johns

Bethany.Johns@myewc.com

469-270-6888

Media:

Creative Media Marketing

Meredith Needle

Ewc@cmmpr.com

212-979-8884